SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)              October 3, 2003

                                 OSTEOTECH, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                      0-19278                13-3357370
(State or other jurisdiction  (Commission file Number)  (IRS Identification No.)
     of incorporation)

          51 James Way, Eatontown, New Jersey                  07724
        (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code        (732) 542-2800

(Former name or former address, if changed since last report)

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Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

         The following exhibit is filed as part of this report:

         Exhibit 99.1: Press Release dated October 3, 2003.

Item 9. Regulation FD Disclosure .

On October 3, 2003 Osteotech, Inc., issued a press release describing its guidance for 2003 and its initial guidance for 2004. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Item 12. Results of Operations and Financial Condition.

On October 3, 2003 Osteotech, Inc., issued a press release describing its guidance for 2003 and its initial guidance for 2004. A copy of the press release is attached hereto as Exhibit 99.1, which is incorporated herein by reference.

Generally, a non-GAAP financial measure is a numerical measure of a company's historical or future financial performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with accounting principles generally accepted in the United States, or GAAP. Pursuant to the requirements of Regulation G, Osteotech has provided quantitative reconciliations within the Press Release of the non-GAAP financial measures to the most directly comparable GAAP financial measures.

The Press Release includes a percentage increase in the Base Tissue Segment revenues for the third quarter 2003, which is not calculated in accordance with GAAP because it excludes the impact of revenues in a comparative period, which are not ongoing or continuing in 2003. Management believes presenting a percentage increase in the Base Tissue Segment revenues for the third quarter 2003 calculated by excluding from its third quarter 2002 revenues, revenues received from a product that was taken off of the market in January 2003 provides useful information to investors in evaluating the ongoing results of Osteotech's businesses and assists

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investors in comparing the company's revenue performance to the revenue performance of others in the base tissue sector. Osteotech's management references this non-GAAP financial measure in its decision making, using it to facilitate historical and ongoing performance comparisons as well as comparisons to the performance of peer companies.

The non-GAAP information presented in the Press Release should be considered in addition to, and not as a substitute for, a percentage increase in the Base Tissue Segment revenues for the third quarter 2003 prepared in accordance with GAAP.

The information furnished herewith pursuant to Item 12 of this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

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SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 3, 2003

                                             OSTEOTECH, INC.
                                     ---------------------------------
                                               (Registrant)


                                  By:    /s/ MICHAEL J. JEFFRIES
                                     --------------------------------
                                        Michael J. Jeffries
                                        Executive Vice President,
                                        Chief Financial Officer
                                        (Principal Financial Officer
                                        and Principal Accounting Officer)